Exhibit 10.27



                                 GUARANTEE
                                 ---------

          WHEREAS, Fleet Bank, N.A., and The Chase Manhattan Bank
(collectively, the "Banks") have entered into a Credit Agreement (the "Credit Agreement"), dated July 31, 1996, with Veeco Instruments Inc. (the "Debtor"); and

          WHEREAS, under the terms of the Credit Agreement, the Banks have each agreed to extend credit to the Debtor, which indebtedness will be evidenced by certain promissory notes of the Debtor (the "Notes"), dated as of July 31, 1996, in the principal amounts as follows:

          Fleet Bank, N.A. - $18,000,000
          The Chase Manhattan Bank - $12,000,000; and

          WHEREAS, the undersigned (the "Guarantor") is a direct or indirect subsidiary of the Debtor and has derived or will derive direct benefit from the extension of credit to the Debtor; and

          WHEREAS, the Banks will not extend such credit unless, among other conditions, the undersigned Guarantor shall have executed and delivered this Guarantee;

          NOW, THEREFORE, in consideration of the Banks extending such credit to the Debtor and other benefits accruing to Guarantor, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby makes the following representations and warranties to the Banks and hereby covenants and agrees with the Banks as follows:

          1. Guarantor irrevocably and unconditionally guarantees to the Banks (i) timely payment in full by Debtor to Banks of all payments due pursuant to the Notes (it being understood that this is a guarantee of payment and not of collection), and (ii) timely payment and/or performance, as applicable, of all other payment and performance obligations of Debtor pursuant to the Notes, the Credit Agreement and all other documents and instruments executed in connection therewith, or pursuant to any amendment, modification or supplement to any of the foregoing (all of the foregoing under clauses (i) and (ii) being collectively referred to as the "Guaranteed Obligations"). If Debtor shall default in payment of any amount due pursuant to the Notes beyond any applicable grace period or otherwise default beyond any applicable grace period in the performance of the Guaranteed Obligations, Guarantor irrevocably and unconditionally agrees to pay to the Banks upon demand the amount in default (it being understood, however, that a non-payment may result in the acceleration of all indebtedness and a demand for payment in full by the Guarantor under the Guarantee). Guarantor understands, agrees and confirms that the Banks may enforce this Guarantee up to the full amount of the Guaranteed Obligations owing against the Guarantor without proceeding against the Debtor, against any security for the Guaranteed Obligations or against any other guarantor under any other guarantee covering the Guaranteed Obligations.

          2. Guarantor hereby acknowledges the Guaranteed Obligations and hereby expressly waives: (i) presentment and demand for payment of the principal of or interest thereon or any other sums of any nature whatsoever with respect thereto, (ii) notice of acceptance of this Guarantee, or of the extension of credit to the Debtor, (iii) notice of any default hereunder or under any agreements between the Banks and the Debtor with respect to the Guaranteed Obligations, and of all indulgences with respect thereto, (iv) demand on the Debtor for observance or performance of, or enforcement of any terms or provisions of any agreements between the Banks and the Debtor with respect to the Guaranteed Obligations, (v) to the maximum extent permitted by applicable law and except as otherwise provided herein, the benefit of all laws now or hereafter in effect in any way limiting or restricting the liability of Guarantor under this Guarantee, including any and all right to stay of execution and exemption of property in any action to enforce the liability of the Guarantor hereunder and (vi) any other event or circumstance which may constitute a release of or defense to the obligor(s) under the Guaranteed Obligations or the Guarantor under this Guarantee. In the event this Guarantee shall be enforced by suit or otherwise, the Guarantor shall pay the Banks, on demand, for all reasonable fees and expenses incurred by the Banks in connection therewith, including, without limitation, the reasonable fees and expenses of the Banks' counsel.

          3. The Banks in their sole and absolute discretion, may at any time and from time to time without the consent of, or notice to, Guarantor without incurring responsibility to Guarantor, without impairing or releasing the obligations of Guarantor hereunder, upon or without any terms or conditions and in whole or in part (but in all events subject to the applicable provisions of the Credit Agreement):

               (a) by agreement with the Debtor, change the manner, place or terms of payment of, and/or change or extend the time of payment of, increase the amount of, or renew or alter any of the Guaranteed Obligations, any security therefor, or any liability incurred directly or indirectly in respect thereof, and the Guarantee herein made shall apply to the Guaranteed Obligations as so changed, extended, increased, renewed or altered;

               (b) exercise or refrain from exercising any rights against Debtor or others or otherwise act or refrain from acting;

               (c) release, settle or compromise any of the Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of Debtor to creditors of Debtor other than Guarantor;

               (d) consent to or waive any breach of, or any act, omission or default under, the Credit Agreement or the Notes, or any of the instruments or agreements referred to therein, or otherwise amend, modify or supplement any of the foregoing;



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



               (e) agree to the substitution, exchange, release or other disposition of all or any part of any property securing the Guaranteed Obligations;

               (f) make advances for the purposes of performing any term or covenant contained in any agreement between the Banks and the Debtor with respect to which the Debtor may be in default;

               (g) assign or otherwise transfer all or any part of the Guaranteed Obligations; and

               (h) deal in all respects with the Debtor as if this Guarantee were not in effect.

          4. No invalidity, irregularity or unenforceability of all or any part of the Guaranteed Obligations or of any security therefor shall affect, impair or be a defense to this Guarantee, and this Guarantee is a primary obligation of Guarantor.

          5. This Guarantee is a continuing one and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. No failure or delay on the part of the Banks (whether acting individually or through an agent), or any of them, in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein expressly specified are cumulative and not exclusive of any rights or remedies which the Banks (whether acting individually or through an agent), or any of them, or any subsequent holder of any Guaranteed Obligations would otherwise have. No notice to or demand on Guarantor in any case shall entitle Guarantor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Banks (whether acting individually or through an agent), or any of them, or any holder of any Guaranteed Obligations to any other or further action in any circumstances without notice or demand.

          6. This is a guarantee of payment and not of collection, and the liability of Guarantor under this Guarantee shall be primary, direct and immediate, and not conditional or contingent upon pursuit by the Banks of any remedies it may have against the Debtor with respect to the Guaranteed Obligations whether pursuant to the terms thereof or by law, or against any other person or entity or against any other collateral. Without limiting the generality of the foregoing, the Banks shall not be required to make any demand on the Debtor, or to sell at foreclosure or otherwise pursue or exhaust its remedies against the property securing the Debtor's obligations for the Guaranteed Obligations or against the Debtor, or against any other person or entity or against any other collateral whatsoever, before, simultaneously with or after enforcing its rights and remedies hereunder
against the Guarantor.   Any one or more successive or concurrent actions
may be brought hereon against the Guarantor either in the same action, if any, brought against the Debtor, or in separate actions, as often as the Banks may deem advisable.



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



          7.  Guarantor represents and warrants to the Banks that:

               (a) It is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all corporate power and authority to own all of its properties and to carry on its business as presently conducted and as contemplated by this Guarantee and has corporate power and authority to execute and deliver this Guarantee and to perform its obligations hereunder.

               (b) This Guarantee is and will be the legal, valid and binding obligation of Guarantor enforceable in accordance with its terms except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general principals of equity (regardless of whether enforcement is sought in a proceeding brought in equity or at law). The execution, delivery and performance of this Guarantee and such other agreements, documents and instruments and the performance of the transactions contemplated hereunder have been and will be duly and validly authorized and approved by the Board of Directors and do not and will not require any consent or approval of any third party or of the stockholders of Guarantor other than consents which have previously been obtained.

               (c) The execution and delivery of this Guarantee do not, and the consummation of the transactions contemplated hereby will not, constitute a violation of, and are not, and will not be, a default under or conflict with the terms of the Certificate of Incorporation or By-laws of Guarantor, or any contract, lease, indenture, agreement, order, judgment, or decree to which it is a party or by which it is bound or to which any of its assets are subject, which in any case or in the aggregate could have a material adverse effect on its ability to carry out its obligations under this Guarantee, and do not, and will not, violate or constitute a default under any statute, rule, regulation, order or ordinance of any governmental, judicial or arbitral body, which in any case, or in the aggregate, could have a material adverse effect on its ability to carry out its obligations under this Guarantee.

               (d) Neither the execution, delivery or performance of this Guarantee, nor the consummation of the transactions contemplated hereby, requires Guarantor to obtain any consent, authorization, approval or registration under any law, rule or regulation, other than as contemplated hereby or as previously obtained.

               (e) Other than as previously disclosed to the Banks in the Credit Agreement, there is no suit, action or legal, administrative, arbitration or other proceeding of any nature pending, or, to the knowledge of Guarantor, threatened, against it which might affect the legality or validity of this Guarantee, or the transactions contemplated hereby, and there is not any factual basis known to it for any such suit, action or proceeding.

          8. This Guarantee shall be binding upon Guarantor and its successors and assigns and shall inure to the benefit of the Banks and their respective successors and permitted assigns.



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



This Guarantee may not under any circumstances be assigned by Guarantor to any other person or entity without the express prior written consent of each of the Banks.

          9. Neither this Guarantee nor any provision hereof may be changed, waived, discharged or terminated except with the written consent of each of the Banks.

          10. In the event that either Bank shall receive any payments on account of any of the Guaranteed Obligations, whether directly or indirectly, and it shall subsequently be determined that such payments were for any reason improper, or a claim shall be made against such Bank that the same were improper, and such Bank pursuant to court order shall return the same, Guarantor shall be liable, with the same effect as if the said payments had never been paid to, or received by such Bank, for the amount of such repaid or returned payments, notwithstanding the fact that they may theretofore have been credited on account of the Guaranteed Obligations or any of them. Moreover, this Guarantee shall remain effective or be reinstated, as the case may be, if at any time payment or performance, or any part thereof, or any or all of the Guarantor's obligations under this Guarantee is rescinded or must otherwise be restored or returned by the Banks, or any of them, in connection with the insolvency, bankruptcy or reorganization of the Guarantor or otherwise, all as though such payment or performance had not been rendered. Notwithstanding any compromise, release, discharge, settlement, extension or adjustment of the Debtor's obligations or any amendment, modification or stay of the Banks' rights against the Debtor that may occur in any bankruptcy or reorganization case or proceeding concerning the Debtor, whether or not assented to by the Banks, Guarantor shall remain fully obligated to discharge the Guarantor's obligations hereunder in accordance with the terms of this Guarantee in effect on the date hereof. Guarantor assumes all risks of a bankruptcy or reorganization with respect to the Debtor. In furtherance of this Section, the Banks shall not otherwise indicate the satisfaction of the obligations of the parties represented herein until the expiration of all applicable bankruptcy-related periods of time during which the Debtor, the Guarantor or any third party would have the right to commence a bankruptcy or reorganization proceeding with regard to the Debtor or Guarantor.

          11. All notices and other communications provided for under this Guarantee and under any other document executed in connection herewith shall be in writing (including telegraphic or telefax communications) and, unless the party to be notified otherwise notifies the other party in writing as provided herein, notices shall be given by telecopier, by certified or registered mail or by recognized overnight delivery service. If such notice is delivered to Guarantor, such notice shall be addressed to Guarantor at 602 East Montecito Street, Santa Barbara, California 93103, telecopier (805)962-5163, Attn: Tim Stultz and, if to the Banks, at their respective addresses listed on the signature pages of the Credit Agreement; or as to each party, at such other address as shall be designated by such party in a written notice to the other parties complying as to delivery with the terms of this Section 10. Notices shall be effective: (a) if given by registered or certified mail, on the third day after deposit in the mails with postage prepaid, addressed as aforesaid; (b) if given by recognized overnight delivery service, on the business day following deposit with such service, addressed as aforesaid; and (c) if given by telecopy, when the telecopy is transmitted to the telecopy number, as aforesaid; provided that all notices to the Banks shall be effective on receipt.



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



          12. This Guarantee and the rights and obligations of the Banks and of the undersigned hereunder shall be governed and be construed in accordance with the laws of the State of New York applicable to agreements made and to be wholly performed in the State of New York. Guarantor hereby irrevocably submits to the jurisdiction of any New York State or United States Federal Court sitting in Nassau, Suffolk or New York County over any action or proceeding arising out of or relating to the Guarantee, and the Guarantor hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State or Federal court. Guarantor irrevocably consents to service of any and all process in any such action or proceeding by the mailing (by registered or certified mail) of copies of such process to it at its address specified in
Section 11. Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. To the extent permitted by applicable law, Guarantor further waives any objection to venue in such State or Federal court and any objection to an action or proceeding in such State or Federal court on the basis of forum non
                                                          ----- ---
conveniens.  Nothing in this Section shall limit the rights of the Banks to
- - ----------
serve legal process in any other manner permitted by law or affect the right of any Bank to bring any action or proceeding against Guarantor in the courts of any other jurisdiction. To the extent that Guarantor has or hereafter may acquire immunity from jurisdiction of any court or from any legal process with respect to itself or its property, Guarantor hereby waives, to the extent permitted by applicable law, such immunity in respect of their obligations hereunder.

          13. THE PARTIES HERETO WAIVE ANY RIGHT TO A TRIAL BY JURY IN CONNECTION HEREWITH TO THE EXTENT PERMITTED BY APPLICABLE LAW.

          IN WITNESS WHEREOF, Guarantor has caused this Guarantee to be executed and delivered as of July 31, 1996.


                              THE GUARANTOR:


                              SLOAN TECHNOLOGY CORPORATION


                              By:   /s/ John F. Rein, Jr.
                                    ----------------------------
                                    Name:    John F. Rein, Jr.
                                    Title:   Vice President



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